Exhibit 99.2

Exhibit 99.2

Liquidations – Auctions – Appraisals

Investor Presentation

May 2009

Safe Harbor Statement

This presentation is intended for stockholders and warrantholders of Alternative Asset Management Acquisition Corp. (“AAMAC”), as well as other persons who might be interested in purchasing AAMAC securities, regarding AAMAC’s proposed business combination with Great American Group, LLC (“Great American”) as described in the Current Report on Form 8-K (the “Current Report”) filed by AAMAC with the Securities and Exchange Commission (“SEC”) on May 14, 2009. Copies of the Current Report will be distributed in connection with this presentation.

AAMAC intends to file a proxy statement and Great American Group, Inc. (“Holdco”) intends to file a registration statement, in each case that will contain a joint proxy statement/prospectus, with the SEC in connection with the proposed business combination. Stockholders and warrantholders and other interested persons are urged to read these documents when they become available because they will contain important information. Such persons can also read AAMAC’s final prospectus dated August 1, 2007, its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and other reports as filed with the SEC, for a description of the security holdings of AAMAC’s officers and directors and their affiliates and their respective interests in the successful consummation of the proposed business combination. The definitive proxy statement/prospectus will be mailed to stockholders and warrantholders, as the case may be, as of a record date to be established for voting on the proposed business combination and related transactions. Stockholders, warrantholders and other interested persons will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to AAMAC in writing at 590 Madison Avenue, 35th Floor, New York, New York 10022, or by telephone at (212) 409-3424. Free copies of these documents can also be obtained, when available, at the SEC’s internet site (http://www.sec.gov).

AAMAC, Great American and Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of AAMAC’s stockholders and AAMAC’s warrantholders to be held to approve the proposed business combination and related transactions. The underwriters of AAMAC’s initial public offering may provide assistance to AAMAC, Great American, Holdco and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to AAMAC’s initial public offering were deferred pending stockholder approval of AAMAC’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation. Information about AAMAC’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008 on file with the SEC. Additional information regarding the interests of potential participants will be included in the registration statement and the proxy statement and other materials to be filed by AAMAC and Holdco with the SEC.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about AAMAC, Great American and their combined business after completion of the proposed business combination. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the currently beliefs and expectations of AAMAC management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to meaningfully differ from those set forth in the forward-looking statements:

• Continued compliance with SEC and exchange regulations;

• Changing legislation or regulatory environments;

• Requirements or changes affecting the businesses in which Great American is engaged and Holdco will be engaged following the proposed business combination;

• Trends in Great American’s and, following the proposed business combination, Holdco’s operating industry, including factors affecting supply and demand;

• Changing interpretations of generally accepted accounting principles;

• General economic conditions; and

• Other relevant risks detailed in AAMAC’s filings with the SEC.

The information set forth herein should be read in light of such risks. None of AAMAC, Holdco, or Great American assumes any obligation to update the information contained in this presentation.

Note Regarding Financial Information of Great American

The financial information and data of Great American contained in this presentation is derived from Great American’s unaudited financial statements and may not conform to Regulation S-X. Accordingly, such information and data may be adjusted and presented differently in the definitive proxy statement/prospectus to be mailed to AAMAC’s stockholders and warrantholders.

Note Regarding Use of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA (each as defined in the appendix to this presentation) are non-GAAP financial measures (i.e., they are not measures of financial performance under generally accepted accounting principles) and should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP. In addition, EBITDA and Adjusted EBITDA as used by Great American may not be comparable to similarly titled measures of other companies. For definitions of and additional information regarding EBITDA and Adjusted EBITDA, and a reconciliation of such measures to the most comparable financial measures calculated in accordance with GAAP, please refer to the appendix to this presentation.

EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries. Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance. Great American also believes that these measures allow a standardized comparison between companies in the auction, appraisal and asset valuation industries, while minimizing the differences from depreciation policies, financial leverage and tax strategies. While Great American uses EBITDA and Adjusted EBITDA in managing and analyzing its business and financial condition and believes these measures are useful to its management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. Great American’s management compensates for the shortcomings of EBITDA and Adjusted EBITDA by utilizing them in conjunction with their comparable GAAP financial measures.

Presenters

Andrew Gumaer Michael Levitt

CEO Chairman

Scott Carpenter Mark Klein

Executive VP / Director of Operations President & CEO

Paul Erickson

Executive VP / Chief Financial Officer

Transaction Summary

Transaction AAMAC (NYSE AMEX: AMV) entered into an agreement and plan of reorganization with Great

American Group (“Great American” or “GA”) pursuant to which AAMAC and GA will become subsidiaries of a newly formed holding company (the “Company”)

The Company intends to apply for listing on the NYSE AMEX

TEV / 2009 Adjusted EBITDA earn out target multiple of 8.1x

Business Description Great American is one of the leading asset disposition and valuation firms having participated in liquidations and auctions of assets approximating $30 billion since 1995

Consideration 12.3 million shares of the Company to GA members, representing pro forma ownership of 27.7% of shares outstanding at closing

$120 million in cash to GA members and phantom stockholders

Contingent earn-out of cash and shares based on financial performance

Cash to Balance Sheet Up to $215 million to fund working capital, growth initiatives and stock repurchases

Management Senior management averages over 20 years of industry experience and 14 years with GA

Board Board of the Company to be appointed by GA and AAMAC with majority independent

Lock-Up Four year lock-up for senior management released in equal increments each year (including CEO and Vice Chairman)

Approvals Majority of AAMAC shareholders

Holders of less than 30% of shares sold in AAMAC’s IPO vote against the transaction and elect conversion of shares into cash

Holders of majority in interest of warrants approve warrant redemption

Expected Closing July 2009

Great American Investment Highlights

One of the Largest Asset Disposition and Appraisal Service Providers in North America Provide asset disposition and appraisal services to the retail, industrial and real estate markets

Participated in liquidations and auctions of assets approximating $30 billion since 1995

Generated net revenue and Adjusted EBITDA of approximately $57 million and approximately $34 million (LTM 3/31/09), respectively

Significant Barriers to Entry Experience, scale and capital pose significant obstacles to new entrants

One of the big three retail liquidators; participated in liquidating 47% of all major retail liquidations approved by U.S. Bankruptcy Court (LTM 3/31/09)

Scalable Platform Poised for Growth Infrastructure of employees, relationships, and intellectual capital to support new initiatives

Primary growth initiatives include:

- Home auctions - International markets

- Healthy retailers - Real estate services

Economic Conditions Conducive to GA Business Significant opportunity due to current economic conditions and secular industry changes

Great American Overview

Business Overview

GA assists clients with achieving liquidity for a wide range of assets efficiently by monetizing underperforming assets

Comprised of three business divisions

Retail Liquidation - Provides asset disposition and real estate services to retail clients

Auctions - Provides equipment, inventory, real estate and other asset disposition services

Appraisals - Provides retail and appraisal services to financial institutions, lenders and capital providers

Completed transactions involving approximately $7.3 billion in asset value (1) and appraised over an estimated $190 billion of asset value (LTM 3/31/09)

Primarily focused on the U.S. and Canada but expanding internationally

Generated LTM 3/31/09 Adjusted EBITDA of approximately $34 million with 2009 Adjusted EBITDA earn out target of $45 million

Division Highlights (1)

Retail Liquidation

Auctions

Appraisals

% of Total Rev. 67% 12% 21%

# of Projects 42 53 715

Estimated Project Asset $6.7 billion $0.6 billion $190 billion

Value

Employees 35+ 10+ 75+ Consultants 160+ 65+ 25+

(1) Includes Retail Liquidation and Auctions.

(1) Retail Liquidation and Auctions data LTM 3/31/09 Appraisals data FY 2008

GREAT AMERICAN GROUP

Recognized Market Leader Across All Divisions

	Retail Liquidation	Auction	Appraisal
Market Structure	• 3 major players	• Fragmented with many players by industry	• 3 major players
Market Size	• $200+ billion inventory value for U.S. retailers (1) – Approximately $40 billion inventory value for distressed retailers (2)	• Approximately $100 billion asset value (3)	• Retail market asset value estimated at $100 billion • Industrial market asset value estimated at $340 billion
GA Market Position	• Participated in 44% of all major inventory liquidations over past six years; 47% over the last twelve months (4) • Participated in liquidations involving over $23 billion in assets since 1995	• One of the most nationally recognized participants across wide range of industries • Value of assets auctioned since 1995 estimated at over $6 billion	• Market leader in providing appraisal services in retail, industrial, intellectual property and real estate • Appraised over $875 billion in estimated asset value over last 15 years • 40% and 44% market share for retail and industrial segments, respectively (5)
Competitive Advantages	• Proven track record having liquidated many of the largest retail liquidations over last decade • National presence as nation-wide chain retailers become more dominant • Management and network of field consultants with retail expertise • Proprietary liquidation database provides more accurate recovery outcomes • Recognizable brand and strong relationships with key industry professionals	• Recognized industry reputation and established relationships with buyers and sellers • Market expertise across multiple industries • Proprietary database provides accurate auction sales estimates and identifies potential buyers • Ability to offer auctions nationally using wide variety of formats including continuous online auctions, and webcast of live onsite auctions	• Seasoned valuation experts • Leverage GA's institutional knowledge and databases from other two divisions • Strong reputation for quality and accuracy established from long track record • Long-standing relationships with leading lenders • Significant deal source for liquidations and auctions

GA is well positioned to continue to gain market share and generate significant earnings growth across all divisions

(1) Includes retailers with 25+ stores. Excludes auto and auto parts retailers. Based on US Census data.
(2) Estimated assuming distressed retailers (defined by total leverage of >2.5x LTM EBITDA) with LTM EBITDA >$10.0mm. Includes only firms with public filings. Source: CapIQ
(3) Based on Wall Street research only for the global used industrial equipment market.
(4) Based on bankruptcy auctioned inventory approved by U.S. Bankruptcy Court.
(5) Based on GA estimates.

7

GREAT AMERICAN GROUP

Both Short and Long-term Market Trends Favor GA

Consumers Remain Overlevered With Consumer Sentiment Not Improving



Consumer Confidence
Household Debt as % of GDP
160
140
120
100
80
60
40
20
0
100%
95%
90%
85%
80%
75%
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Household Debt as % of GDP
Consumer Confidence

Source: Bloomberg, FRED database and Bureau of Economic Analysis.

Bankruptcies Expected to Continue to Rise



Company Filings
Default Rate
50,000
40,000
30,000
20,000
10,000
0
16%
14%
12%
10%
8%
6%
4%
2%
0%
2003
2004
2005
2006
2007
2008
2009E
Company Filings
High Yield Default Rate

Source: ABI World, Altman High Yield Report and S&P LCD.

Store Closures for Foreseeable Future Driven by Economic Cycle and Over Expansion



Store Closings (mm sq ft)
140
120
100
80
60
40
20
0
48.2
67.8
49.4
45.8
70.6
43.5
114.6
90.5
55.2
27.2
34.9
26.4
33.9
16.4
102.9
57.0
125.0
Median = 48.8 mm sq ft
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009E
YTD

	1995	2007
National Retailers' Sales as % of Total Retail Sales	13%	54%
# of National Retailer Stores	11,597	62,996

Source: Great American and Wall Street research.

Home Foreclosures Not Yet at Peak Levels



Properties Foreclosed (mm)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
0.8
0.7
1.3
2.3
3.0
5.1
+79%
+81%
+29%
2005
2006
2007
2008
2009E
2010-2012E

Source: RealtyTrac and Wall Street research.

8

GREAT AMERICAN GROUP

Synergistic Growth Opportunities to Augment Existing Business

	Opportunity	Rationale	Est. Market Size
Retail Liquidation	International Expansion	▪ Western Europe and the UK slower to emerge from economic downturn than US ▪ Fewer competitors	▪ $70+ billion [1]
	"Healthy Retailer" Store Closings	▪ Natural complement to liquidation practice ▪ Currently underdeveloped market	▪ $8+ billion of inventory value [2]
	Real Estate Services	▪ Closing stores involves both liquidating inventory, mitigating lease liability, and maximizing real estate value	▪ NA
Auctions	Home Foreclosures	▪ Leverage GA's extensive auction experience to participate in bourgeoning multi-billion dollar home foreclosure market	▪ $6.5 billion [3]
	E-Commerce	▪ Leverage GA's auction experience, extensive customer base and broker-dealer networks	▪ $134 billion [4]
	Webcasting	▪ Enhance auction participation to increase recovery value and reduce projected expenses ▪ GA estimates that top 15 industrial auction firms now webcast 75% of all auctions	▪ NA

(1) Based on retailers in European developed markets with LTM EBITDA >$10 million. Only includes publicly reporting companies. Assumes healthy companies will liquidate 10% of stores/inventory in the normal course of business, and distressed companies will liquidate entirely.
(2) Estimated assuming healthy US and Canada public retailers (defined by total leverage of <2.5x LTM EBITDA) with LTM EBITDA > $10.0 mm will liquidate 10% of stores / inventory in the normal course of business. Value as of 12/31/08. Only includes SEC reporting retailers.
(3) Assumes 8.1 million estimated foreclosed homes from 2009 through 2012, $100,000 average selling price, 10% of foreclosed homes sold via auction, 80% of homes at auction are sold and auctioneer receives 10% of average selling price. Based on Wall Street research.
(4) Total E-Commerce market including both B2B and B2C segments. Based on U.S. Census report dated 2/17/09.

9

GA Transaction Rationale

Expedites growth initiatives to enhance scale and diversity

Growth and Expansion

Provides capital for add-on acquisitions

Realigns management and members of GA

Reorganization and Currency

Public equity to help recruit, retain and incentivize employees

Reduces profit participation by financial partners for guaranteed (equity-based) liquidations

Incremental Cash Flow

Decreases need to take on JV partners by decreasing capital constraints

Division Overview

GREAT AMERICAN GROUP

Retail Liquidation Division Overview

Overview	▪ Provides value added services to both distressed and healthy retailers • Orderly liquidation of inventory, fixtures, leases and other assets for distressed retailers • Efficient wind-down of underperforming stores for healthy retailers ▪ Liquidated over $6.7 billion in retail value (LTM 3/31/09)
Strategy	▪ Leverage GA's leading market position and proprietary databases to further expand and increase profitability of liquidation business for distressed retailers ▪ Capture greater share of inventory/asset dispositions for healthy retailers by leveraging its reputation and increasing its marketing efforts ▪ Increase deal ownership percentage with anticipated increase in investment capital ▪ Cross-sell of services between the Retail Liquidation, Appraisal, and Real Estate Divisions to both existing and new clients ▪ Implement growth initiatives by leveraging existing infrastructure
Revenue Model	▪ Liquidations are awarded to liquidators based on proposed inventory recovery values ▪ GA derives its revenues from either a fee or guarantee basis ▪ Fee basis – typical profit range between 1.5% and 5.0% of asset sales generated ▪ Guarantee basis – deal profit averaged 6.9% of retail value of inventory liquidated, generating ROI of approximately 23% over an average investment period of 61 days (1)
Transaction Structure	▪ GA usually bids alone for small to medium sized liquidations ▪ However for larger deals, GA may form a joint venture to bid on a liquidation given capital constraints ▪ For joint venture deals, GA typically acts as the "lead partner" and is responsible for spearheading due diligence, contract negotiation, and project execution

Fee vs. Guarantee Basis


Fee
33%
Guarantee
67%

Note: Based on retail inventory liquidated by GA (LTM 3/31/09).

Bid Alone / Lead JV vs. JV Equal / Minority Partner


JV Equal / Minority Partner
26%
Bid Alone / Lead JV
74%

Note: Based on retail inventory liquidated in bankruptcy auctioned guaranteed deals (LTM 3/31/09).

(1) Return defined as profit on guaranteed dollars. Based on LTM 3/31/09.

12

GREAT AMERICAN GROUP

GA Well Positioned in the Liquidation Process

	Deal Origination	Deal Analysis & Proposal	Store Liquidation
Description	• GA maintains a network with leading retailers and retailer service providers to constantly monitor potential opportunities • Various events including bankruptcy, M&A, and internal restructurings create the demand for GA's liquidation services	• GA team (with sector field consultants) perform due diligence on stores, distribution centers, and corporate offices, including a physical review of inventory • Analysis of historical sales data performed at SKU level • Estimates of inventory recovery, four wall costs, shrinkage, and length of liquidation developed • Prepare proposal based upon price guarantee or commission based fee	• Take operational control of the closing stores • Deploy GA team and field consultants at corporate, regional and store level and establish reporting hierarchy • Initiate merchandising, marketing and discount strategy to maximize sales • Control store level expenses including shrinkage
Timing	• Ongoing	• 2 to 4 weeks from receipt of bid package	• 8 to 12 week liquidation process
GA Advantages	• Long-term relationships with key decision makers • Market leadership, national presence and established reputation • Insight garnered from Appraisal Division and proprietary liquidation database • Incremental deal sourcing through Appraisal and Real Estate Divisions	• Comprehensive inventory, sales and cost analysis based upon years of experience and transactional data • Rigorous underwriting review based upon historical experience and data limiting risk for overbidding • Recognized by industry professionals for comprehensive and robust due diligence practices	• Extensive network of specialized field consultants with ability to rapidly respond to large transactions • Experience in adjusting merchandise and advertising strategy on real-time basis • Proven track record of execution and client satisfaction

13

Mervyns Case Study

Situation Synopsis Mervyn’s declared bankruptcy on July 29, 2008. Great American’s Appraisal Division had previously provided valuation work for Mervyn’s since 2005 and also liquidated 58 stores and $335 million of retail inventory in 2006 thereby having unique knowledge of the asset

Events leading to Based on the size and scope of deal, Great American arranged a consortium of JV partners to participate the Bid After thorough on-site analysis of the stores, historical recovery values, and discussion with its partners, Great

American determined a bid threshold with appropriate reps and warranties through stalking horse contract

The Bid On October 30, 2008, the US Bankruptcy Court approved Great American as agent in conducting Mervyn’s going-

out-of-business sale

The Liquidation Deployed a 130+ person team of field consultants to the corporate office and stores to prepare for the sale

At the same time, Great American employed a rigorous $11 million advertising campaign through TV, radio,

newspaper, signwalkers, and in-store signs to create excitement around the event

Purchased $100 million of additional inventory from vendors

Also liquidated furniture, fixtures and equipment in stores, distribution centers and corporate offices

The Result On December 28, 2008, 59 days after the bid, Great American and its JV partners successfully completed the disposition of $1.1 billion of inventory and closed 149 stores

Industry Leader in Terms of Deal Flow and Clients

Retail Auction Market Share (1)

42% 47% 43% 2003 - 2007 2008 2009 YTD

Historical Deal Profitability (2)

Profitable 94%

Unprofitable 6%

(1) Based on participation in major inventory liquidations approved by U.S. Bankruptcy Court. (2) Based on 2005-2009. Excludes discontinued operations.

Select Retail Transactions

Select Relationships with Key Decision Makers

GREAT AMERICAN GROUP

Growth Initiatives: Retail Liquidations

Opportunity	Rationale	Recent Activity	Est. Market Size
International Expansion	• Western Europe and the UK slower to emerge from economic downturn than US • Fewer competitors • Deal approach and business model is applicable • Ability to leverage relationships with US banks that have foreign credits	• Relationship with Smith & Williamson, a UK-based financial advisory firm • Provides immediate access to both distressed and healthy clients • Three retail projects already identified	• $70+ billion (1)
"Healthy Retailer" Store Closings	• Natural complement to liquidation practice • Currently underdeveloped market • GA estimates non-distressed retailers typically close 10% - 15% of stores annually (lease expiration, underperformance, relocation) • Create sustainable revenue streams regardless of economic cycle	• Identifying potential candidates to spearhead effort • Formulating business and marketing plan based on successful prior healthy retailer transaction model	• $8+ billion of inventory value (2) • 454 retailers with over 100 stores (3) • 10 billion square footage of retail space in US (4) • 70 largest retailers in US operate 3.1 billion square feet (4)
Real Estate Services	• Closing stores involves both liquidating inventory, mitigating lease liability, and maximizing real estate value • Market currently lead by DJM Realty, a subsidiary of Gordon Brothers Group, but market large enough for another service provider • Significant cross-selling opportunity between Retail Liquidation and Real Estate Divisions	• Launched Real Estate Division in May 2008 with 5 full time real estate professionals in Manhattan office with 60 years of combined real estate experience • Engaged to work on Fortunoff real estate portfolio	• NA

GA well positioned to leverage core competencies and capitalize on emerging market opportunities

(1) Based on retailers in European developed markets with LTM EBITDA >$10 million. Only includes publicly reporting companies. Assumes healthy companies will liquidate 10% of stores/inventory in the normal course of business, and distressed companies will liquidate entirely.
(2) Estimated assuming healthy US and Canada public retailers (defined by total leverage of <2.5x LTM EBITDA) with LTM EBITDA > $10.0 mm will liquidate 10% of stores / inventory in the normal course of business. Value as of 12/31/08. Only includes SEC reporting retailers.
(3) 2002 US Census and excludes motor vehicles & parts and gas stations.
(4) Wall Street research.

16

Auctions Division Overview

Overview Designs and implements customized disposition programs to assist its clients with converting excess inventory and operational assets into working capital

Services provided to clients across wide range of industries Conducts auctions using a wide variety of formats including online Auctioned over $600 million in asset value (LTM 3/31/09)

Strategy Increase auction participation and profitability by attracting new buyers and expanding auction formats

Leverage GA’s market position and proprietary databases to further expand and increase profitability of auction business

Greater focus on fee transactions

Implement growth initiatives by leveraging existing infrastructure

Revenue GA derives its revenue from either a fee guarantee basis or

Fee basis – typical fee range between 8% and 15% of realized asset sales

Guarantee basis – typical margin above the purchase basis between 12% and 20%

Auctions by Industry

Warehouse &

Distribution Aviation

7% 2%

Woodworking

7% Industrial Machinery Transportation 39% 7% Hospitals & Medical 10% Memorabilia & Construction Consumer 11% 17%

Note: Based on number of transactions for 2006-2008.

Revenue Model

Fee 70%

Guarantee 30%

Note: Based on number of transactions for the period of LTM 3/31/09.

Leader Across Multiple Industries

Hospitals and Medical Warehouse and

Industry Aviation Transportation

Equipment Distribution

2006-2008 4 18 13 12

Transactions

Representative

Transactions

Memorabilia and

Industry Industrial Machinery Construction Woodworking

Consumer Sales

2006-2008 70 20 30 13

Transactions

Representative

Transactions

Nationally recognized auction house

GREAT AMERICAN GROUP

Growth Initiatives: Auctions

Opportunity	Rationale	Recent Activity	Est. Market Size
Home Foreclosures	• Leverage GA's extensive auction experience to participate in bourgeoning multi-billion dollar home foreclosure market • National reach and access to capital positions, GA to be a major player • Proven success by REDC – auctioned $3.4 billion in home value in 2008	• Signed 50/50 JV with leading real estate manager Kelly Capital in March 2009 • Developed national marketing plan • Hired a team of seasoned home auction professionals	• $6.5 billion (1)

E-Commerce	• Leverage GA's auction experience, extensive customer base and broker-dealer networks
	• Inexpensive means to dispose of any type of product, machinery or equipment that does not require a live auction
	  • B2B bulk sales
	  • Small lot industrial items
	  • Miscellaneous
		• Recently redesigned Web interface nearly complete
		• In 2008, auctioned off used equipment for one of the largest retailers in the world through GA's continuous online auction platform
			• $134 billion (2)

Webcasting	• Enhance auction participation to increase recovery value and reduce projected expenses • GA estimates that top 15 industrial auction firms now webcast 75% of all auctions • Allows Great American to conduct live auctions for industrial products and equipment located in remote areas • Complements home foreclosure initiative	• Launched in 2000 • In 2009, out of 3,000 customers in the MPC Computer auction, 2,000 participated via the webcast	• NA

(1) Assumes 8.1 million estimated foreclosed homes from 2009 through 2012, $100,000 average selling price, 10% of foreclosed homes sold via auction, 80% of homes at auction are sold and auctioneer receives 10% of average selling price. Based on Wall Street research.
(2) Total E-Commerce market including both B2B and B2C segments. Based on U.S. Census report dated 2/17/09.

19

Appraisal Division Overview

Overview Provides independent appraisals to financial

institutions and corporations for estimated

liquidation values of assets

Valuation and advisory services across four

categories

Retail inventory

Industrial inventory

Intellectual property

Real estate

Conducted more than 715 appraisals in 2008,

representing an estimated $190 billion in assets reviewed

Strategy Increase sales by providing appraisal/valuation

services to existing customers

Cross-sell Retail Liquidation and Auction

Services

Expand product offering internationally

Revenue Recurring revenue stream as appraisals are

Model typically done quarterly

GA receives a fixed fee for its valuation and

advisory services

Number and Value of Appraisals

In 2008, $40bn retail inventory

appraised and $150bn

800 industrial assets appraised

700 CAGR = 11%

600

500

Appraisals 400

of 300

#

200

100

2003 2004 2005 2006 2007 2008

Synergistic Model Provides Cross Selling Opportunities

Deal leads for liquidation, auction and real estate opportunities from Appraisal Division

Knowledge gained from auctions and liquidations strengthen appraisal business

Knowledge gained from appraisal projects provides competitive advantage over peers in public auctions

Fixture and other PP&E projects sourced from distressed and healthy retailers

Within store closing projects, pitch both liquidation and real estate services

GA believes this synergistic model can be replicated in Europe

GA’s growing financial and strategic network could be used to launch mezzanine / PE fund in future

Retail Liquidations

Appraisals

Auctions

Financial Overview

Financial Summary

Net Revenue (1)

$57

$27

12/31/08 LTM 03/31/09

Adjusted EBITDA (2)

$45

$34

$7

12/31/08 LTM 03/31/09 2009 Earn-Out Target

(1) Net revenue is gross revenue less direct cost of revenues.

(2) Adjusted EBITDA is defined as EBITDA before income (loss) on discontinued operations, phantom stock expense and share based compensation expense.

Transaction Structure

Firm Value at Closing

Enterprise Valuation Summary at Closing

($ in millions, except price per share)

Assumed Price Per Share (1) $9.84

Fully Diluted Shares (2) 44.3

Fully Diluted Equity Value $436

Plus: Pro Forma Debt as of 03/31/09 19

Less: Estimated Cash at Close (150)

Enterprise Value $305

LTM 3/31/09 Adjusted EBITDA $34

2009 EBITDA Earn-Out Target 45

2009 Earn-Out Consideration 34

Plus: Pro Forma Debt as of 03/31/09 19

Less: Estimated Cash at Close (3) (125)

2009E Enterprise Value (3) 364

2009E TEV Multiple (with Earn-Out) (3) 8.1x

2010 EBITDA Earn-Out Target $55

2010 Earn-Out Consideration 54

Plus: Debt as of 03/31/09 19

Less: Estimated Cash at Close (125)

2010E Enterprise Value (4) 419

2010E TEV Multiple (with Earn-Out) (4) 7.6x

2011 EBITDA Earn-Out Target $65

2011 Earn-Out Consideration 54

Plus: Debt as of 03/31/09 19

Less: Estimated Cash at Close (125)

2011E Enterprise Value (5) 473

2011E TEV Multiple (with Earn-Out) (5) 7.3x

(1) Assumed share price is based on cash held in trust value as of 3/31/09.

(2) Assumes AAMAC redeems 12.4 million shares (30% of total shares outstanding) and all outstanding warrants. (3) Assumes $25 mm earn-out paid in cash and 2.0 mm and 1.5 mm additional shares issued to GA Members (3) and AAMAC founders, respectively.

(4) Assumes 4.0 mm and 1.5 mm additional shares issued to GA Members and AAMAC Founders, respectively. (5) Assumes 4.0 mm and 1.5 mm additional shares issued to GA Members and AAMAC Founders, respectively.

AAMAC Restructuring

AAMAC warrants proposed to be repurchased for $0.50 per warrant

AAMAC founders will restructure their shares Forfeit 2.9 million of their 10.4 million founders shares 4.5 million founders shares will be held in escrow and released on the same basis as management’s contingent shares Retain 3 million founders shares at close subject to 1 year lock up

Company will reserve cash for working capital purposes

Pro Forma Ownership at Closing

AAMAC Founders 6.8%

GA Members

27.7%

AAMAC Shareholders

65.5%

Note: Ownership percentages do not account for earn-outs.

Investment Summary

Recognized Market Leader

One of the leading asset disposition and appraisal service providers in North America

Participated in liquidations and auctions of assets approximating $30 billion since 1995

A leader in Retail Liquidations and ABL Appraisals

Track Record of Success

Pursued over 55 auctioned retail bankruptcy projects representing $9.2 billion of inventory; participated in 44% of all major inventory liquidations over past six years

Long-term profitable track record; 95% of equity based transactions profitable

Established reputation for experience, service and execution provides stability of deal flow across business divisions

Gained market share profitability over past twelve months

Significant Barriers to Entry

One of the big three retail liquidators; experience, scale and capital pose significant obstacles to new entrants

Proprietary database of SKU level sales data based upon historical liquidations provide GA with significant competitive advantage in analyzing new deals and assessing profit potential

GA’s extensive network of over 250 field consultants with specialized expertise in industry sub-sectors is not easily replicated by potential new entrants to the liquidation market

Economic Conditions Conducive to GA business

Infrastructure (relationships, intellectual capital) from which to leverage into additional large markets

Recent initiative into home auctions to capture burgeoning home foreclosure market

Sizeable market to assist “healthy retailers” in normal disposition of stores; US retailers (over 25 stores) with estimated 285,000 stores and $200 billion inventory (2)

Relationship with UK-based financial advisory firm expected to provide launch pad for UK effort; UK represents the 3rd largest retail market in world (3)

Further opportunities in real estate, M&A services, and a mezzanine fund

Scalable Platform Poised for Growth

Unprecedented opportunity due to current economic conditions and secular industry changes

Store count and square footage growth among national retailers suggests potential for significant increase in store closures as overleveraged consumers continue to tighten spending

Difficult environment for retailers; distressed US retailers “at-risk” with over $40 billion of inventory(1)

(1) Estimated assuming distressed retailers (defined by total leverage of >2.5x LTM EBITDA) with LTM EBITDA >$10.0mm. Includes only firms with public filings. Source: CapIQ.

(2) Company estimates based on US Census Data.

(3) Wall Street Research.

Appendix

Senior Management Team

Name Title Experience Years with GA

Andrew Gumaer CEO Founder & CEO of Great American Group 18

Senior VP, Drexel Burnham Lambert

Harvey Yellen Vice Chairman / President, CEO, and COO of various retail companies 17

President

Paul Erickson EVP / CFO Retail Division GM/Controller for Guess Inc 14

CFO for Joan Vass, Inc

CFO of 1001, Inc

Scott Carpenter EVP / Director Manages all retail liquidations and has presided over the 12 of Operations liquidation of thousands of retail stores and over $25 billion in inventory

Lester Friedman CEO, Conducted, directed, and managed thousands of appraisals 15

Appraisals Previous experience as a Director of Inventory Appraisal and

Valuations for a major service provider

Tom Pabst COO 14 years with the Company as CFO, CAO, and COO 14

15 years of experience in finance and operations in the retail industry and public accounting

Total 29 years of professional experience

Mark Weitz President – Performed auction sales, plant closings, industrial valuations and 12

W&I Division wind-downs on behalf of many Fortune 500 companies

US Retailer Market Statistics

Retailers with 25 or More Stores (1) - (excluding autos)

1,354 # of Retailers with 25 or more stores

280,738 Total # of Stores of Retailers

207 Average # of Stores for Retailers

$1.36 Trn Sales of Retailers (25 or more stores)

Total US Retail Sales(2) - (excluding autos)

$3,500,000 $3,000,000 $2,500,000 $2,000,000 $1,500,000 $1,000,000 $500,000 $-

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Total US Retail Sales (ex autos) were approx $3.1 Trillion

(1) 2002 US Census statistics excluding autos and auto parts suppliers

(2) 2007 statistics; includes all retailers excluding autos and auto parts dealers

Retailers with 100 or More Stores (1) - (excluding autos)

454 # of Retailers with 100 or more stores

239,103 Total # of Stores of Retailers

527 Average # of Stores for Retailers

$1.22 Trn Sales of Retailers (100 or more stores)

Total US Retail Inventory(2) - (excluding autos)

$400,000 $350,000 $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $-

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Total US Retail Inventory (ex autos) approx $333 Billion

Secular Trends Are Favorable to GA’s Business Prospects

# Stores for Large Retailers(1) is Growing But # of Large Retailers(1) is Declining

Total # Stores

200,000

189,855 190,286 191,324

190,000 185,499

180,000 177,385 180,078

175,259

170,000 167,128 170,133

163,252

160,000

150,000

140,000

130,000

120,000

110,000

100,000

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Avg # Stores Per Retailer

900

850 839

824

804

800

776

750 735

710

700 679

650 644

617

600 579

550

500

450

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

(1) Based upon select retailers (excluding autos and gas stations) with national presence or noteable scale. Source: MVI Retail

Total # Retailers

300

282

275 271

264

258

250

250 245

239 236

231 228

225

200

175

150

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009

Dual Benefit For Great American

As larger retailers grow and increase market share, the smaller retailers are forced out of business => resulting in liquidations for GA As larger retailers grow their store base, there is an increasing need and financial rationale for retailers to outsource store closings to a third party like GA => resulting in healthy retailer business for GA While liquidations have been around for decades, the recent secular trends make the liquidation business one with sustainable revenue characteristics and robust growth opportunities.

Competitive barriers impede outsiders from entering the business

Secular Trends Make GA’s Business Prospects Compelling

How an Auction Works: MPC Computers

W&I assets are not usually available to the customer in a store-based environment, therefore auctions are the primary means of disposition

Situation Synopsis:

In November 2008, MPC Computers, a computer-hardware company, filed for bankruptcy

Key Events:

Great American generated the lead through Focus Management Great American sent a team of in-house consultants and independent consultants to evaluate the recovery value of inventory, machinery and fixtures After thorough analysis of historic recovery values, Great American entered into a fee based deal structure to sell MPC assets Used a variety of advertising including TV, radio, posters, and newspapers to promote event

The Result:

Over 1,000 consumers attended the live auction event and 2,000 consumers logged on Great American’s website for the three day auction

Auction Advertisements

Select Comparable Companies

Great American Comparable Company Trading Multiples as of 5/13/2009

(Dollars in millions except per share price)

Company

Stock Price 5/13/2009

% of 52 Week High

Market Cap. (MV)

Enterprise Value (EV)

Price / NTM EPS

LTM Financials Revenue EBITDA

EV/ Revenue LTM 2009 2010

EV/ EBITDA LTM 2009 2010

Copart Inc. $30.32 61% $2,622 $2,610 17.0x $789 $281 3.3x 3.4x NA 9.3x 9.8x NA

FTI Consulting, Inc. 48.82 61% 2,561 2,968 17.4x 1,334 291 2.2x 2.0x 1.7x 10.2x 9.0x 7.4x

Liquidity Services, Inc. 9.06 70% 251 197 17.1x 257 19 0.8x 0.8x NA 10.4x 8.0x NA

Ritchie Bros. Auctioneers Inc. 23.02 82% 2,546 2,418 26.7x 357 146 6.8x 6.5x 5.9x 16.5x 15.4x 13.7x

Sotheby’s 10.18 35% 760 1,136 27.8x 617 65 1.8x 2.3x NA 17.6x 16.5x NA

Median 2.2x 2.3x 3.8x 10.4x 9.8x 10.5x

Mean 3.0x 3.0x 3.8x 12.8x 11.7x 10.5x

Note: Though AAMAC believes that the companies listed above operate one or more businesses comparable to Great American’s liquidation, auction or appraisal business units, they also engage in other operations, the results of which are reflected in the financial data above. This financial data should not be relied upon in evaluating Great American’s or the Company’s financial condition or future operating performance.

EBITDA and Adjusted EBITDA Reconciliation

Three Three Twelve Months Ended Months Ended Year Ended Months Ended March 31, March 31, December 31, March 31, (In Millions) 2009 2008 2008 2009

Net Income $15 $— $1 $16 Adjustments:

Interest expense 6 — 4 10 Interest income — — — — — Depreciation and amortization — — — — —

EBITDA $21 $0 $5 $26

Discontinued operations loss —— 2 2 Phantom Stock expense and 7 1 — 6 Share based compensation

Adjusted EBITDA $28 $1 $7 $34

EBITDA is defined as net income (loss) before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before income (loss) on discontinued operations, phantom stock expense and share based compensation expense. EBITDA and Adjusted EBITDA are commonly used by financial analysts in evaluating performance of companies, including companies in the auction, appraisal and asset valuation industries. Accordingly, Great American believes that these financial measures may be useful to investors in assessing its operating performance.

Users of this financial information should consider the type of material events and transactions that are excluded from EBITDA and Adjusted EBITDA and the material limitations of these financial measures, including that they exclude net interest expense, income taxes, depreciation and amortization.

Reconciliations of Adjusted EBITDA to EBITDA and EBITDA to net income are provided above.

Liquidations – Auctions – Appraisals

Investor Presentation

May 2009